Exhibit 10.5

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

Purchase Contract (“the Contract”)

Contract No: KKNY20080708-A
Signing date: 2008-7-8
Signing place: Shanghai

Buyer: Jinko Solar Co., Ltd. (“Party A”)

Address: No. 4 Industrial Road, Xuri District of Shangrao Economic Development Zone

Legal Representative: Runsheng Xu

Seller: Wuxi Zhongcai Technological Co., Ltd (“Party B”)

Address: Yuqi Development Zone, Huishan District, Wuxi

Legal Representative: Yuanqing Zhou

Whereas Party A wishes to enter into long-term polysilicon material supply and purchase relationship with Party B. Party B, as Party A’s supplier, agrees to sell a certain amount of polysilicon.

In consideration of mutual statements, guarantees and covenants which are set forth above, Party A and Party B (“Both Parties”) hereby agree as follows:

1.	Definition

Unless this contract (the “Contract”) otherwise stipulates or the context otherwise requires, the following terms used in this Contract shall have the meanings set forth below:

1.1	“Products” means the polysilicon manufactured by Party B listed in Appendix 1.

1.2	“Laws” means any applicable laws, statutes or rules, regulations, and any notices, orders, decisions, or other public writs issued by any legislative, administrative or judiciary authorities, which are related to this Contract.

1.3	“Contract Year” means a calendar year, commencing on January 1 until December 31 each year.

1.4	“Loss” means any compensation of damages, fines, fees, taxes, penalty, deficit and other losses and expenses (loss of profit and loss of value), including any interest of reasonable investigation costs, litigation costs and reasonable legal fees, accounting fees, as well as other expert fees caused by any litigation or any claim, any breach of contract or tax assessment (the above-mentioned expenses shall contain all relevant fees, including all counsel fees generated from: (i) investigation or defense undertaken against the claims for third party’s compensation; (ii) any rights held or argued against third party in accordance with the terms herein; (iii) settlement of any case or litigation or potential litigation or case).

1.5	“Working Day” refers to any business day on which a company in the People’s Republic of China normally operates, including any Saturdays and Sundays (“Adjusted Working Days”) declared by the Chinese Government authorities as a temporary Working Day but excluding public holidays and the Saturdays and Sundays other than Adjusted Working Days.

1.6	“Market Price” refers to the price of silicon materials. Both Parties will determine the market price one month in advance, and the spot market prices adopted by main polysilicon manufacturers, including China Silicon, Xinguang, China Energy, Wuxi Zhongcai, Daquan and Yongxiang, will be used as reference. Furthermore, Both Parties will eliminate the highest price and the lowest price and accept the average price calculated from the prices adopted by the other manufacturers as the market price for the current month.

2.	Quantity

Party B agrees to sell **** of polysilicon to Party A and gives priority to ensure the delivery of such quantity of the Products agreed under this Contract as well as the performance of this Contract. If Party B has more polysilicon than the agreed delivery amount, Party B shall give priority to consider to supply it to Party A. If the Market Price is above **** per kg, Party B shall offer **** discount to Party A. If the Market Price is between **** to **** per kg, Party B shall offer **** discount. Meanwhile, Party B agrees to sell **** tons of polysilicon to Party A at the price of **** per kg (including 17% value-added tax) under a separate contract.

3.	Price

Both Parties agree on the price set forth in Appendix 2.

The prices include value-added tax.

Both Parties have considered the possible market fluctuations of energy price. After Both Parties have decided the price, neither party shall delay or refuse to perform this Contract due to the market fluctuations.

4.	Prepayments and Payments

4.1	Prepayments

Immediately upon the signing of this Contract, Party A shall provide Party B with **** of the total payment amount under this Contract as prepayments (hereinafter referred as to as “Prepayments”, each installment referred to as the “Prepayment”) in four installments as follows:

1)	**** of the Prepayments: Party A must pay **** within three Working Days after this Contract has become effective. The remainder should be paid within **** Working Days.

****	Confidential material omitted and filed separately with the Commission.

2)	**** of the Prepayments within **** days after the first prepayment.

3)	**** of the Prepayments within **** days after the second prepayment.

4)	**** of the Prepayments within **** days after the third prepayment.

When Party B signs the Contract, Zhongcai Group shall provide a guarantee contract, the terms of which are set forth in Article 12. The above Prepayments will be deducted from the monthly payment.

4.2	Payments

Party A shall pick up the Products from Party B’s factory or location designated by Party B, and Party A shall pay the current payment. Party B shall deliver on time according to the delivery schedule upon receipt of current payment. “Current Payment” shall mean the actual value of each batch of the Products deducted the ten (10) percent of the value of such batch of the Products from Prepayment. Party B shall issue a corresponding VAT invoice. Any Loss caused by delayed issuance of the VAT invoice to Party A shall be borne by Party B.

5.	Delivery

5.1	Delivery shall be made monthly. Party B will deliver the following quantities of the Products. In case of any changes, either party shall notify the other party in writing **** days prior to the expected delivery date and obtain the confirmation from the other party.

Minimum annual quantity of the Products shall not be less than **** percent of the quantity agreed under this Contract. Monthly delivery quantity shall not be less than **** percent of the quantity agreed under this Contract, and continual insufficient quantity of monthly delivery is not allowed. In 2009, monthly delivery shall be calculated quarterly. The delivery quantity in the first quarter shall be **** percent of the total contract amount of the year. The delivery quantities in the second, third and fourth quarters shall be **** percent, **** percent and **** percent, respectively, of the total contract amount of the year. Monthly delivery quantity equals the average of total amount of each quarter. The delivery of the first half year in the following four years shall be **** percent of each year, and the delivery of the second half year shall be **** percent of such year. Monthly delivery quantity during every half year equals the average of total contracted quantities of each half year.

5.2	Quantities of the Products are set forth in Appendix 2.

5.3	Place of delivery is Party B’s factory or location designated by Party B. Party A is entitled to make random inspections in the above-mentioned places before the delivery.

6.	Packaging

Packaging: The packaging shall be suitable for long-distance transportation and ensure no damage and pollution towards the Products during the transportation until the Products arrive at the warehouse designated by Party A. The internal packaging shall be double-layer PE packaging, and external packaging shall adopt carton (tube) packaging. Any product damage, loss and pollution during transportation caused by improper packaging and related consequential loss suffered by Part A shall be borne by Party B.

Logo: According to Party A’s requirements, both internal and external packaging shall indicate the name of manufacturer, series number, specification, weight and date of production.

****	Confidential material omitted and filed separately with the Commission.

7.	Quality Guarantee

The quality of the Products refers to the performance, specifications, appearance, materials, manufacture and technology, which shall be in accordance with national and international industry standards. The details are set forth in Appendix 1. Party B shall submit a formal testing report for each batch of the Products. The content of the testing report shall include, but not limited to, the specifications set forth in Appendix 1. The testing report shall contain the seal of Party B. Party B will submit testing report to Party A for trial production as well as the first batch of the Products.

8.	Inspection

8.1	Party A will make inspections upon the receipt of the Products according to the specifications set forth in Appendix 1. In case of defective products, Party B shall bear the testing fees and replace the Products.

8.2	When Party A picks up the Products from Party B, Party A shall confirm the Products at Party B’s place. Party A shall pick them up and be responsible for the transportation costs. Party B shall not be responsible for any problems arising during the transportation. Party A shall test the Products within **** Working Days of the date of pick up of the Products and move the Products (i.e. Party B’s polysilicon Products) into its warehouse. If there is any objection, Party A shall propose to Party B and provide the documents within **** Working Days. Party B shall respond and provide the feedback report within **** Working Days upon the receipt of the above-mentioned documents.

Party A shall complete random inspections within **** days upon the receipt of the Products. If there is any defective products that are not in compliance with the specifications or covenants agreed by Both Parties, Party A is entitled to an exchange or price reduction. Party B shall exchange the Products within five days after the receipt of the facsimile from Party A if Party A chooses to exchange the Products. Party B will bear all inspection fees, replacement fees, including transportation, storage and labor costs. In shortage of the Products, Party B shall make up the shortage within **** days after the receipt of the facsimile from Party A.

Party A may require return of the Products if more than **** of the Products is not in compliance with Appendix 1 after its random inspections. If Party A does not raise an objection against quality of the Products, Party B will not be responsible for any problem after the Products has been used.

8.3	Since Party A only makes random inspections, which only test certain portion of the Products and / or certain specifications of the Products. Satisfactory results of the inspection and /or testing does not mean all the Products are in compliance with the specification. Thus Party B shall not be exempt from the liability for the untested Products. Any further problem shall be solved by Both Parties.

****	Confidential material omitted and filed separately with the Commission.

9.	Confidentiality

Both Parties, which include themselves, their directors, senior managers, employees, representatives, agents, contractors and affiliates, undertake that they will treat the other party’s internal business as confidential. Each party guarantees that it will keep confidential any information received from the other party or sending to the receiver (or during the discussion or negotiation before the signing of this Contract) or received during the performance of this Contract and will not disclose such information to any third party (other than their employees, but limited to only on a need-to-know basis). The information can only be used to perform the obligation of this Contract and will not be used for the benefit of itself or any third party. The above confidentiality restriction does not extend to the following information:

A:	Information that has been lawfully held before the negotiation of this Contract;

B:	Any information that has been in the public domain or enters in the public domain thereafter (excluding information which has become available in the public domain as a result of a violation of the terms of this Contract);

C:	Any information transmitted or disclosed to the receivers by the third party who legally holds and lawfully discloses such information. However, one party or its affiliates may require to disclose the information subject to local Laws. Either party can reasonably disclose the signing and the content of this Contract to the media, and the other party shall not prohibit it unreasonably. If either party needs to disclose the information due to financing purpose, it has to sign confidentiality agreements with the third party before disclosing the information and such third party also has the obligation of confidentiality.

10.	Commencement, Duration and Termination of Contract

10.1	Neither party shall terminate this Contract, from the effective date of this Contract until December 31, 2013, except under the terms of Articles 10 and 13. Both Parties may negotiate a renewal of this Contract three months before the expiration of this Contract. This Contract becomes effective after Both Parties sign and seal this Contract and Zhongcai Group provides the guarantee contract.

10.2	Both Parties may negotiate to terminate this Contract in writing if any party fails to perform its obligations more than two months due to the Force Majeure (defined below).

10.3	Both Parties can terminate the Contract through mutual negotiation.

10.4	If one party breaches this Contract seriously which causes the other party to be unable to perform this Contract, the affected party is entitled to terminate this Contract with notice within **** days and the breaching party shall bear responsibility according to Article 13.

10.5	In the event of the Loss of liquidity, the insolvency or liquidation of Party B, Party A may immediately terminate this Contract with notice. This notice would not affect other rights of Party A.

10.6	The terms and conditions of confidentiality, quality of the Products, liability for breach, settlement of disputes in this Contract would not be affected by its termination, rescission or invalidity.

****	Confidential material omitted and filed separately with the Commission.

10.7	Party B shall, within **** days after termination or rescission of this Contract, return the unused balances of the Prepayment and the relevant penalty to Party A. Otherwise, Party B shall pay the penalty of **** of the unreturned amount of the above-mentioned total payment.

11.	Force Majeure

Both Parties shall not be responsible for any nonperformance of, delay or any additional costs in performance of this Contract due to any reasons beyond the control of Both Parties (the “Force Majeure”), including war, terrorism and major changes in Laws or rules.

If either party claims Force Majeure as the reason for nonperformance of this Contract, such party shall:

(a)	Notify the other party immediately after the occurrence of the event constituting the Force Majeure, together with details thereof, an estimate of the period time for which it will continue and the possible effect to its performance;

(b)	Make reasonable efforts to continue the performance of his obligations;

(c)	Take immediate action to correct or cease the events that prevent it from performing its obligations;

(d)	Use their reasonable efforts to mitigate or limit the damage to the affected party;

(e)	Notify the other Party about its action and plan regularly and promptly and also notify the other party after the occurrence of the Force Majeure event stops.

12.	Party B’s Guarantee

12.1	Zhongcai Group will provide a guarantee contract to ensure the performance of the obligation under the terms and conditions of this Contract within two days after Both Parties sign this Contract and will be jointly liable for all the debts and credits until the end of this Contract.

12.2	**** percent of the amounts due for each batch of the Products will be deducted from the Prepayment. When this Contract expires, Party B shall return the unused balances of the Prepayment to Party A within **** days after expiration date.

12.3	If Party A receives claims from any third party due to the flaws of ownership or intellectual property rights of the Products, Party B shall bear all the responsibilities.

12.4	The Products are to be made by Party B and in good condition. The quality of the Products shall conform to the specifications agreed by Both Parties.

12.5	Party B shall, as the first priority, fulfill Party A’s needs for the quantities of the Products under this Contract.

13.	Liability for Breach of the Contract

13.1	If Party B fails to deliver the Products within agreed time and the delay is more than **** days, Party A will have the right to terminate this Contract. Party B shall return the Prepayments to Party A within **** days after the termination. Party B also needs to pay **** percent of the unpaid balances of the Prepayment as the default penalty. If Party B fails to pay the above-mentioned prepayment and penalty, Party B shall further pay default interest of **** per day of the outstanding balances.

****	Confidential material omitted and filed separately with the Commission.

13.2	In case of delayed delivery of the Products (other than the Force Majeure), Party B shall pay **** of the total value of the Products as the penalty for every delayed month. The quantities of the Products shall not be less than **** percent of the agreed quantities under this Contract. Monthly delivery quantities shall not be less than **** percent of the agreed quantities under this Contract. In case of insufficient quantities, Party B shall make up the shortage in the next delivery. If Party B cannot make up the shortage on time, Party B must pay **** percent of the value of the shortage as the penalty for every delayed month. The penalty of delayed delivery or shortage of delivery would not release Party B from its obligation to continue delivering the Products or making up the shortage of the Products.

13.3	Party B shall pay the default penalty which equals **** percent of the unused balances of the Prepayment to Party A if Party B fails to deliver the Products (for reasons other than Force Majeure), terminates this Contract without Party A’s consent, or, without fulfilling Party A’s demand, supplies the Products to any third party (including, but not limited to, their affiliates) or use the Products for its own purpose.

13.4	In case of defective products, Party B shall take back the products and exchange them within **** days upon receipt of Party A’s notice. If Party B does not take back the products within **** days, Party B shall pay storage fees from the sixth date and also be responsible for the penalty of delayed delivery according to Article 13.1.

13.5	Party A shall pay default penalty in accordance with **** of the unused balances of the Prepayment if Party A fails to pay the Prepayment or loans in accordance with terms and conditions under this Contract. The above-mentioned penalty does not release Party A from any of its payment obligations. If Party A delays the payment for more than **** days, Party B is entitled to terminate this Contract. Party A shall settle all the outstanding payments within five (5) days after termination as well as **** percent of the outstanding payments as a penalty.

13.6	Party B may opt not to return the paid Prepayment if Party A terminates this Contract without Party B’s consent.

14.	Applicable Law and Settlement of Disputes

14.1	This Contract is governed by and construed in accordance with the Laws of the People’s Republic of China.

14.2	Any disputes arising from this Contract, including disputes in relation to its existence, validity, or breach or termination of this Contract, Both Parties shall attempt to solve the disputes through negotiation. In case of unsuccessful negotiation, the disputes shall be submitted to the court in the place where the parties sign the Contract.

****	Confidential material omitted and filed separately with the Commission.

15.	Notice

Any notice or certification required under this Contract shall be given in writing and sent or delivered to the address listed below. Under the following circumstance, the notice or certification shall be deemed to have been received by the receiving party: (a) upon delivery by hand; (b) upon receipt of notice when sent by registered mail or guaranteed mail; and (c) on the second working day after dispatch in the way of express courier. All general correspondences related to this Contract shall be sent to the following address:

Notice to Party B

Address: Yuqi Development Zone, Huishan District, Wuxi

Zip code: 214183

Recipient: Title: Darong Zhou, Wuxi Zhongcai Technological Co., Ltd.

Phone: 0510-80109694

Notice to Party A

Address: Industrial Road, Xuri District of Shangrao Economic Development Zone

Zip code: 334100

Recipient: Kangping Chen

Phone: 0793-8461218

If either party wishes to change the designated recipient, it shall notify the other party in writing. All mails and correspondences shall be in line with the provisions of this cooperation procedures determined by Both Parties.

16.	Miscellaneous

16.1	This Contract shall be in eight copies, and each party holds four copies.

16.2	This Contract may be amended only by Both Parties signing supplementary contract.

16.3	Party A shall not transfer any of its rights and obligations under this Contract to any of its affiliates without Party B’s written consent. After obtaining Party B’s consent, Party A’s affiliates shall sign a contract with Party B under the same conditions as stipulated in this Contract.

16.4	The fact that any of the parties does not force the other party to comply with any terms or conditions under this Contract cannot be considered as a waiver of its rights to enforce such terms or conditions.

16.5	Any terms and conditions of this Contract deemed to be invalid, illegal or unenforceable in any degree shall be separated from this Contract while the unaffected terms shall continue to be valid to the maximum extent that Laws permit.

16.6	The failure or delay to exercise any rights, power or privileges shall not constitute the waiver of such rights. In addition, unilateral / partial exercise of such right, power or privileges shall not affect any of the other rights, power or privileges.

16.7	This Contract and its appendices shall be considered as the overall agreement related to the subject matter in this Contract, which shall replace any previous consultations, negotiations and agreements.

16.8	Appendices to this Contract are integral part of this Contract, which shall be provided with the same legal status as this Contract. If there is a conflict between the appendices and the main body of this Contract, the main body of the Contract will prevail.

16.9	Responsibility of guarantor: The guarantor agrees to bear the joint liability under this Contract, including, but not limit to, the termination, rescission or other breaches of the contract due to defective products, delayed delivery, shortage of the Products by Party B. Party A is entitled to require the guarantor and the guarantor is willing to return the unused balances of the Prepayment and the penalties. If Party B has obligation to return the Prepayment under this Contract or relevant Laws, Party A is entitled to require the guarantor to pay the unused balances of the Prepayment and the penalties. (The guarantor will provide guarantee contract, which is an integral part of this Contract and will be provided with the same force as this Contract.)

This clause shall continue to be valid until December 31, 2013 or two years after termination of this Contract, whichever is later.

The guarantor ensures that the guarantee contract is lawful and binding. If the guarantee contract is invalid due to lack of authorization, the guarantor shall still be jointly liable under this clause. Party A is entitled to require the guarantor to return the unused balances of the Prepayment and the penalties.

[signature page]

Party A:	/s/ Kangping Chen

Representative:

Position:

Party B:	/s/ Huanwen Zhou

Representative:

Position:

Date of signature: July 10, 2008

Appendix 1 Technical Parameter

Since the national standard of polysilicon has not been announced, after discussion, we will take drafting documents of national standard of solar energy as reference.

N type resistively Ω.cm	****

P type resistively, Ω.cm	****

Oxygen concentration, at/cm3	****

Carbon concentration, at/cm3	****

Life of N type minority carrier, us	****

Base metal, ppmw	****

**** Confidential material omitted and filed separately with the Commission.

Appendix 2 Quantity, Unit Price and Delivery Schedule

****

****	Confidential material omitted and filed separately with the Commission.

Serial No:

Wuxi Zhongcai Group Co., Ltd.

Wuxi Zhongcai Technological Co., Ltd.

With

Jinko Solar Co., Ltd.

Guarantee Contract

This guarantee contract (hereinafter referred to as the “Contract”) was entered into by each party on July 10th, 2008 in Shanghai:

(1)	Wuxi Zhongcai Group Co., Ltd. (hereinafter referred to as the “Guarantor”)

Registration No: 320206000082918

Address: Industrial Cluster, Yuqi Town, Huishan District, Wuxi Municipality

Post Code: 214183

Legal Representative: Yuanqing Zhou

Tel: 0510-82951378

Fax: 0510-83899908

(2)	Wuxi Zhongcai Technological Co., Ltd. (hereinafter referred to as the “Company”)

Registration No: 320200400028245

Address: Industrial Cluster, Yuqi Town, Huishan District, Wuxi Municipality

Post Code: 214183

Legal Representative: Yuanqing Zhou

Tel: 0510-80109698

Fax: 0510-80109692

(3)	Jinko Solar Co., Ltd. (hereinafter referred to as the “Guarantee”)

Registration No: 361100520000106

Address: Industrial Road, Xuri District of Shangrao Economic Development Zone, Jiangxi Province

Post Code: 334100

Legal Representative: Runsheng Xu

Tel: 0793-8461218

Fax: 0793-8461152

Whereas:

The Guarantee (“as Buyer”) has entered into a purchase contract (No: KKNY20080708-A) (hereinafter referred to as the “Purchase Contract”) with the Company (“as Seller”) on July 8th, 2008, whereby the Company agreed to provide the Guarantee with multicrystalline silicon (hereinafter referred to as the “Product”) with a total value of no less than ****.

1.	within the term of the Purchase Contract.

2.	The Guarantor is the parent company of the Company and directly holds 45% of the Company’s equity interests as of the date of the signing of this Contract.

3.	Given that the Guarantee’s purchase of the Product from the Company and the effectiveness of the Purchase Contract is conditioned upon the valid execution of the Contract, the Guarantor shall execute the Contract, agreeing to undertake joint and several guarantee liabilities to the Company’s performance of its contractual obligations (including but not limited to the obligation to supply goods) under the Purchase Contract (including any of its amendments or supplements) as well as other relevant obligations and liabilities.

As such, the Guarantee, the Guarantor and the Company agreed to enter into this Contract, on the following terms:

****	Confidential material omitted and filed separately with the Commission.

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Article 1 Definition and Interpretation

Except as agreed upon otherwise:

1.1	“Purchase Contract” referred to in this Contract means the Purchase Contract (Contract number KKNY20080708-A) entered into by the Guarantee and the Company regarding supplies of the Product and other supplemental agreements to be entered into by the two parties from time to time.

1.2	Definition and interpretation in the Purchase Contract shall also apply in the Contract.

1.3	The guarantee under this Contract is independent. The Contract shall not become invalid due to any amendments or modification to the Purchase Contract made by the Guarantee or the Company. And the Contract shall not become null or be rescinded because of the nullification or rescission of the Purchase Contract.

1.4	“Default Event” referred to in the Contract means events or circumstances provided for in the supply agreement as well as other acts in violation of the Purchase Contract.

1.5	“Liabilities” referred to in the Contract means contractual obligations undertaken by the Company pursuant to the terms of the Purchase Contract; obligations to refund prepayments (including principals and interests) and liability for breach of Contract (including but not limited to penalties, overdue interests, interest penalties and compensation of damages) resulting from the nonperformance or incomplete performance of the Purchase Contract, as well as from the nullification or rescission of the Purchase Contract in part or in whole; expenditures or expenses incurred by the Guarantor to provide guarantee under this Contract (including but not limited to arbitration expenses, attorney expenses and administrative expenses).

1.6	Any reference to the Contract or the Purchase Contract shall also include amendment, supplement or modification to the Contract or the Purchase Contract.

1.7	“PRC Laws” and “Laws” referred to in the Contract means the laws, statutes, and regulations of PRC (excluding Hong Kong, Macau and Taiwan) which are prevailing now or to be promulgated or amended in the future from time to time.

1.8	The headings of provisions and appendices under the Contract are only for the convenience of reading as well as for the purpose of reference, and they shall not be interpreted to be the definition or interpretation of the provisions or appendices.

Article 2 Scope and method of guarantee

2.1	Prime debts guaranteed under the Contract shall include contractual obligations assumed by the Company to the Guarantee, as well as the obligations and responsibilities undertaken by the Company to the Guarantee for its nonperformance or incomplete performance of the Purchase Contract.

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2.2	The scope of the guarantee under the Contract refers to the Liabilities, details of which are set out in Provision 1.5.

2.3	The Guarantor undertakes joint and several guarantee liabilities within the scope of the guarantee as provided for in Provision 1.1 and Provision 1.2.

Article 3 Rights of the Guarantee

3.1	For any nonperformance or incomplete performance by the Company of its contractual obligations under the Purchase Contract and for any acts of the Company in breach of the Purchase Contract, the Guarantee shall have the right to require the Guarantor to fully perform the Purchase Contract and the Guarantor shall perform in the manner prescribed by the terms and conditions of the Purchase Contract. In the event that the Guarantor fails to perform, the Guarantee shall be entitled to require the Guarantor to assume joint and several guarantee liabilities for the breach of the Purchase Contract by the Company. Despite the abovementioned, the Guarantee shall also be entitled to directly require the Guarantor to assume joint and several guarantee liabilities.

3.2	If and whenever (1) the Company fails to perform or incompletely perform its obligations under the Purchase Contract or engages in any acts in breach of the Purchase Contract; and / or (2) any events of default occurs under the Purchase Contract, the Guarantee shall have the right to require the Guarantor, within five working days upon receipt of notice, to perform the obligations that should have been performed by the Company or alternatively to fully fulfill its compensatory obligations. The Guarantor shall not raise any unreasonable counterclaims based on this Contract and the Purchase Contract.

3.3	Regardless of the fact that the Company or any other third parties provide guarantee to the Guarantor regarding the prime debts in any form, the Guarantee may choose to claim full payment of its creditor’s rights from the Guarantor within the scope of the guarantee directly pursuant to this Contract. The Guarantor waives its counterclaim rights under any laws or regulations to require the Guarantee to first exercise its other guaranteed rights. After the Guarantee has made its claims against the Guarantor first and all the guaranteed creditor’s rights have been fulfilled, the Guarantor who has undertaken the guarantee liabilities is entitled to claim from the Company, or require other Guarantor who has assumed joint and several liabilities to contribute the portion they are liable for.

3.4	Under this Contract, the Guarantor shall make full payments of the amounts it is required to pay and shall not raise any offset or counterclaim or attach any restrictions or conditions.

3.5	Any Guarantee’s tolerance, extension, privilege granted to the Company or Guarantor or its delay in executing any right under this Contract will not affect, damage or restrict all the rights and benefits enjoyed by the Guarantee, according to the Laws and this Contract, and shall not be regarded as if the Guarantee abandons its rights and benefits under this Contract or affect the obligation that should be assumed by the Guarantor under this Contract.

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3.6	In the event of any breach of the Contract by the Guarantor or other actions and circumstances that either cause the deficiency of its guarantee ability or give the Guarantee reason to believe in the deficiency of its guarantee ability, the Guarantee is entitled to terminate the Purchase Contract and the Contract. From the time when the actions, circumstances and actions arise, the Guarantee is entitled to require the Company and the Guarantor to pay off the debts jointly or severally, unless the Company or the Guarantor can provide new guarantee in time that is accepted by the Guarantee.

Article 4 the Continuity of Guarantee

The guarantee obligations of the Guarantor under this Contract (including but not limited to its heir, transferees, receivers or others assuming its rights and obligations) is continuous and shall not be affected by the impact of any instructions, changes in property rights or adjustments in the manner of operation (including but not limited to entering into joint venture or cooperation contracts with foreign enterprises and companies in Taiwan, Hong Kong and Macau; revocation, shut down, suspension of production, change of product lines; separation, merger, acquisition or being acquired; restructure, establishment or reorganization of limited company or investment company; investment in limited company or investment company with fixed assets, including buildings or equipments, or intangible assets, including trademarks, copyright, know-how, land-use rights; property and operation rights transactions in the form of leasing, contracting, joint operation or trusteeship).

Article 5 the Term of the Guarantee

The guarantee period under this Contract shall be two years after the term of the prime debts expires.

Article 6 Representations and Warranties of the Guarantor

6.1	The Guarantor undertakes as follows:

6.1.1	The Guarantor is a registered legal entity in the PRC. The Guarantor has possessed all the necessary rights to engage in business activities or to participate in litigation on its own behalf, as well as to dispose of the properties under its management and control.

6.1.2	The Guarantor satisfies the solvency requirements stipulated by Laws. Liabilities of the Guarantor under this Contract shall not be nullified or affected regardless of the changes of the identity or status of the Guarantor or the Company.

6.1.3	The execution and performance of this Contract by the Guarantor is voluntary and reflects its true intention. The execution and performance of this Contract are not in violation of relevant stipulations of Laws or provisions of the Contract. All the legal formalities necessary for the execution and performance of this Contract by the Guarantor have already been completed and remain fully effective.

6.1.4	All documents, materials, financial reports and documentation provided by Guarantor to the Guarantee are accurate, true, complete and effective.

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6.1.5	The Guarantor has not concealed any of the following events, which have occurred or are about to occur and may cause the rejection of the Guarantor by the Guarantee:

(1)	Serious discipline violation, violation of laws or claim for damages;

(2)	Unsettled litigation and arbitration;

(3)	Any debts assumed, or existing debts or any mortgage (pledge) guarantee to any third parties;

(4)	Any other situations that may affect the Guarantor’s financial position or ability to provide guarantee.

6.1.6	The Guarantor has not breached any contracts entered into with other parties.

6.2	The Guarantor undertakes as follows:

6.2.1	Before fulfilling all its obligations under the Contract, the Guarantor shall promptly notify the Guarantee in writing of changes in property rights, if any. If the Guarantee demands to add or change guarantor, the Guarantor shall guarantee to provide new guarantor or collaterals acceptable to the Guarantee (including but not limited to rights and assets).

6.2.2	The Guarantor shall promptly notify the Guarantee in writing of any changes in its correspondence address or contact information.

6.2.3	The Guarantor undertakes that any amendments, supplements and modifications to the Purchase Contract shall not affect the fulfillments of its obligations under the Contract by the Guarantor and may be made without prior approval of the Guarantor. Any grace periods or tolerance offered by the Guarantee to the Company or delay in taking any action or adjustment towards the Company will not affect the Guarantor’s obligation under this Contract.

6.2.4	The Guarantor hereby undertakes that the abovementioned representations and warranties are continuous and shall remain in full force and effect until full fulfillment of its obligations under the Contract. They shall be deemed to be made again by the Guarantor on each amendments, supplements and alteration of the Contract.

6.2.5	The Guarantor undertakes that the Guarantee’s execution of the Contract is based on confidence in the abovementioned representations and warranties.

Article 7 Transfer

7.1	The Guarantor shall not transfer its rights and obligations under this Contract, in whole or in part, to a third party without the prior written consent of the Guarantee.

7.2	The Guarantee may transfer its creditor’s rights under the Contract without the approval of the Guarantor and the Guarantor shall continue to bear guarantee liabilities within the scope of the Contract. The Guarantee shall not, however, transfer its contractual obligations under the Purchase Contract without the written consent of the Company.

Article 8 Amendment, Supplement and Interpretation

8.1	This Contract can be amended or supplemented upon written consent of the Guarantor and the Guarantee. Any amendments and supplements shall become integral parts of the Contract.

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8.2	If any changes in Laws or any legal practice cause any terms of this Contract to be illegal, null, void or unenforceable, the legality, validity and enforceability of other provisions shall not be affected. All relevant parties shall cooperate closely to amend the provisions which are illegal, null and void or unenforceable under this Contract.

Article 9 Applicable Law, Disputes Settlement, Jurisdiction and Waiver of Exemption

9.1	Applicable law

The Contract shall be governed, as to its formation, interpretation, validity and performance as well as the settlement of disputes, by and under the Laws of PRC. Any disputes arising from or in connection with this Contract shall be settled through amicable negotiation. If no settlement can be reached, the dispute shall be submitted to a court that has jurisdiction over the place where the Contract is signed.

9.2	Jurisdiction

Any disputes arising from or in connection with the Contract shall be referred to court that has jurisdiction over the place where the Contract is signed.

9.3	During the period of dispute settlement, other provisions under this Contract, apart from the disputed provision, shall continue to be enforced.

9.4	The signing and performance of this Contract by Guarantor and any activities relating to this Contract are all civil acts. The Guarantor is not or will not be entitled to take any economic, administrative actions against the Guarantee or to raise objection or defense to any jurisdiction, trial and execution, out of the immunity of their actions or properties.

Article 10 Notice

10.1	Any notices, requests for payments or correspondences to the other party shall be mailed or faxed to the following addresses, telex numbers or fax numbers:

Guarantor: Wuxi Zhongcai Group Co., Ltd.

Correspondence Address: Yuqi Development Zone, Huishan District, Wuxi Municipality

Fax No.: 0510-83899908

Addressee: Jinyu Sun

Guarantee: Jinko Solar Co., Ltd.

Correspondence Address: Industrial Road, Xuri District of Shangrao Economic Development Zone, Jiangxi Province

Fax No.: 0793 8461152

Addressee: Kangping Chen

Company: Wuxi Zhongcai Technological Co., Ltd.

Correspondence Address: Yuqi Development Zone, Huishan District, Wuxi Municipality

Fax No.: 0510-80109692

Addressee: Fengyan Liu

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10.2	Each party shall promptly notify the other party in writing of any changes in the correspondence address or contact information listed above.

10.3	Any notices, requests for payments or correspondences sent to the addresses above shall be deemed to have been delivered to the recipient on the following days if they are not returned by the carrier:

(1)	on the fifth working day after dispatch when sent by registered mail and on the second working day after dispatch in the way of express courier;

(2)	upon receipt of confirmation number if sent by telefax;

(3)	upon dispatch of a fax;

(4)	upon delivery in the way of manual delivery;

Article 11 Effectiveness, termination and copies of contract

11.1	This Contract and any of its amendments and supplements shall become effective when they are signed by the Guarantor, the Guarantee and the Company.

11.2	The rights and obligations under this Contract shall be automatically terminated upon the full performance of the obligations under the Purchase Contract by the Company or the Guarantor on the Company’s behalf.

11.3	This Contract shall be in triplicate to be held by each party, and all copies have the same legal force.

Each party to this Contract has read and fully understands and agrees all provisions under this Contract.

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The Guarantor: Wuxi Zhongcai Group Co., Ltd.

Authorized representative:	/s/ Huanwen Zhou

(Signature)

The Guarantee: Jinko Solar Co., Ltd.

Authorized representative:

(Signature)

The Company: Wuxi Zhongcai Technological Co., Ltd.

Authorized representative	/s/ Huanwen Zhou

(Signature)

Signed in Shanghai on July 10, 2008

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Supplementary Agreement

( the “Agreement”)

The Party:    Jinko Solar Co., Ltd. (hereinafter referred to as “Party A”)

The Party:    Wuxi Zhongcai Technological Co., Ltd. (hereinafter referred to as “Party B”)

On the basis of the market fluctuation and both parties’ actual situation, the parties agree to enter into the following supplementary agreement in order to perform the Purchase Contract KKNY20080708 (the “Contract”):

1.	Article 3 of the Contract is amended as “both parties agree to set up price as following: the parties will set up the price for next month in writing during 25th to 30th of each month after negotiation (**** down of the average market price of Zhonggui, Yongxiang and Xinguang as reference). Delivery of products shall only be made upon payment by Party A”.

2.	The prepayment stipulations in Article 4.1 of the Contract are amended as “renegotiation of prepayment may be postponed to June, 2009, but Party A may not require the refund of the prepayment for any other reasons”.

This Agreement shall be in quadruplicate and each party holds two copies. This Agreement will come into force after both parties sign and seal it.

Party: Jinko Solar Co., Ltd.	Party: Wuxi Zhongcai Technological Co., Ltd.

Legal representative (entrusted agent):	Legal representative (entrusted agent):

/s/ Xiande Li	/s/ Huanwen Zhou

Date: Jan. 7, 2009	Date: Jan. 7, 2009

****	Confidential material omitted and filed separately with the Commission.

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